UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TOWERSTREAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Towerstream Corporation 88 Silva Lane, Tech IV, Middletown, Rhode Island 02842

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on August 21, 2015

To the Stockholders of TOWERSTREAM CORPORATION,

Notice is hereby given that the Annual Meeting of Stockholders of Towerstream Corporation will be held on August 21, 2015 at 9:00 a.m. Eastern Standard Time at 88 Silva Lane, Tech IV, Middletown, RI 02842 for the following purposes:

(1)	Electing the five (5) directors nominated by the Company to hold office until the next annual meeting of stockholders;

(2)	Amending the Certificate of Incorporation to increase the authorized number of shares of common stock from 95,000,000 shares of common stock to 200,000,000 shares of common stock;

(3)	Ratification of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015;

(4)	Non-binding advisory vote approving the compensation of the Company’s executive officers; and

(5)	Transacting such other business as may properly come before the meeting or any adjournments thereof.

 The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2 through Proposal 4

Stockholders are cordially invited to attend the Annual Meeting and vote in person. Directions can be obtained by calling (401) 848-5848.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have this notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:
The Proxy Materials are available for review at:
http://www.cstproxy.com/towerstream/2015

Towerstream Corporation

88 Silva Lane, Tech IV,

Middletown, Rhode Island 02842

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on August 21, 2015

This communication is not a ballot, proxy or form of voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at: http://www.cstproxy.com/towerstream/2015

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 11, 2015 to facilitate timely delivery. If you do not request a copy, you will not receive a paper copy.

The following Proxy Materials are available to you at http://www.cstproxy.com/towerstream/2015

•	the Company’s Annual Report for the year ended December 31, 2014,
•	the Company’s 2015 Proxy Statement,
•	the Proxy Card, and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number found in the bottom right hand corner on the front of this notice.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-221-0690

or

By logging on to http://www.cstproxy.com/towerstream/2015

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.